                                                                  EXHIBIT 10(af)


         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE IN-HOUSE COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933. IN ADDITION, THESE SECURITIES ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 10 OF THIS WARRANT AGREEMENT.

                                WARRANT AGREEMENT

                   To Purchase Shares of the capital stock of
                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
                        dated as of ______________, 2002

         WHEREAS, Universal Automotive Industries, Inc., a Delaware corporation (the "Company") has entered into that certain Placement Agent Agreement, dated as of January __, 2002 (the "Placement Agreement") with SBI-E2 Capital (USA) Ltd., vFinance Investments, Inc.("vFinance") and SBI E2-Capital (HK) Limited (SBI (HK) and together with vFinance the "Warrantholder"); and

         WHEREAS, the Company desires to grant to the Warrantholder, in connection with such Placement Agreement, the right to purchase shares of the Company's common stock, $.01 par value (the "Warrants") upon the terms of, and subject to the conditions to, this Agreement;

         NOW, THEREFORE, in connection with the purchase of the Company's common stock, $.01 par value ("Common Stock") by the Warrantholder and in consideration of mutual covenants and agreements contained herein, the Company and the Warrantholder certify and agree as follows:

         1. GRANT OF THE RIGHT TO PURCHASE STOCK. (a) The Company hereby grants to the Warrantholder the right, and the Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase, from the Company, ___________ shares of the Company's fully paid and non-assessable shares of Common Stock. The Exercise Price for the shares of Common Stock issuable upon the exercise of this Warrant (the "Shares") shall be $______ per share, subject to adjustment pursuant to Section 8 of this Agreement.

         2. EXERCISE OF WARRANT. (a) Notice of Exercise. The purchase rights set forth in this Warrant Agreement are exercisable by the Warrantholder, in whole or in part, at any time during the period and prior to the expiration of the term set forth in Section 3 of this Agreement by tendering to the Company at its principal office a notice of exercise in the form attached hereto as Exhibit I (the "Notice of Exercise"), duly completed and executed. Upon receipt of the Notice of Exercise and the payment of the Exercise Price in accordance with the terms of Section 2(b) or (c) of this Agreement, the Company shall issue to the Warrantholder a certificate for the number of Shares purchased and shall execute the Notice of Exercise indicating that no Shares remain subject to future purchases.

                  (a) Payment of Exercise Price. Payment of the Exercise Price shall be made (i) in cash or official bank check payable to the order of the Company or by wire transfer; or (ii) in the manner provided in Section 2(b) of this Agreement.

                  (b) Net Issuance Rights. Warrantholder may exercise its right to receive Common Stock on a net basis, such that, without the exchange of any funds and upon surrender of the Warrant, the

Warrantholder receives shares of Common Stock equal to the value (as determined below) of this Warrant by surrender of the Warrant at the principal office of the of the Company together with notice of such election in which event the Company shall issue to the Warrantholder a number of shares of Common Stock computed using the following formula:

                  X = Y(A-B)
                      ------
                         A

                  X = the number of shares of Common Stock to be issued to the
                      Warrantholder.

Where:

                  Y = the number of shares of Common Stock subject to this Warrant.

                  A = the fair market value of each share of the Company's
                      Common Stock

                           (i) if the Company's Common Stock is actively traded over-the-counter, the fair market value shall be deemed to be the product of
                                    (x) the average of the closing prices of the Company's Common Stock's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted on the Nasdaq Stock Market as of 4:00 P.M., New York time, or, if on any day such security is not quoted by the Nasdaq Stock Market, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by NASDAQ Small Cap Market, or any similar successor organization, in each such case averaged over a period of 21 days, ending one day before the day the Company receives the notice of election with regard to the net issuance and (y) the number of shares of Common Stock for which the Warrant is exercisable at the time of such election; or

                           (ii) if at any time the Common Stock is not listed on any securities exchange or quoted over-the-counter or is not actively traded, the fair market value of Preferred Stock shall be the product of (x) the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of the Company's Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Company's Board of Directors and (y) the number of shares of Common Stock for which the warrant is exercisable at the time of such exercise; or

                           (iii) notwithstanding the provisions (i) and (ii) above, if the Company shall become subject to a Merger, the fair market value of Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock pursuant to such Merger.

                  B = Exercise Price.

         3. TERM OF THE WARRANT AGREEMENT. Except as otherwise provided for herein, the term of this Warrant Agreement and the right to purchase Shares as granted herein shall commence on ____________, 2002 [first anniversary of the Initial Closing as defined in the Placement Agreement] and shall be exercisable until _____________, 2006.

         4. RESERVATION OF SHARES. The Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights to purchase Common Stock as provided herein. During the term of this Warrant Agreement, the Company shall at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights to purchase such shares of Common Stock as provided herein.

         5. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrantholder's rights to purchase Shares, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

         6. NO RIGHTS AS SHAREHOLDERS. This Warrant Agreement does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the exercise of the Warrantholder's rights to purchase Shares as provided for herein. No provision of this Warrant Agreement, in the absence of affirmative action by the Warrantholder to purchase Shares, and no enumeration in this Warrant Agreement of the rights or privileges of the Warrantholder, will give rise to any liability of such Warrantholder for the Exercise Price of the Shares acquirable by exercise hereof or as a stockholder of the Company.

         7. WARRANTHOLDER REGISTRY. The Company shall maintain a registry showing the name and address of the registered holder of this Warrant Agreement.

         8. ADJUSTMENT RIGHTS. The purchase price per share and the number of Shares purchasable hereunder are subject to adjustment from time to time, as follows:

                  (a) Merger and Sale of Assets. If at any time there shall be a capital reorganization of the shares of the Company's Stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein) or a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's properties and assets to any other person (other than such a transaction constituting a Change of Control), effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or other assets or consideration in exchange for Common Stock, then, as a part of such transaction, lawful provision shall be made so that the Warrantholder shall thereafter be entitled to receive upon exercise of this Warrant and in full satisfaction of its rights hereunder, the number of shares or other securities of the successor corporation resulting from such transaction (which corporation may, but need not be the Company), or the amount of cash or other consideration, as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon exercise of the rights represented hereby had such transaction not taken place. If appropriate (as determined in good faith by the Company's Board of Directors), adjustment shall be made by the Company's Board of Directors in the application of the provisions of this Warrant Agreement with respect to the rights and interest of the Warrantholder after the reorganization or Change of Control to the end that the provisions of this Warrant Agreement (including adjustments of the Exercise Price and number of Shares purchasable pursuant to the terms and conditions of this Warrant Agreement) shall be applicable after that event, as near as reasonably may be, in relation to any shares deliverable after that event upon the exercise of the Warrantholder's rights to purchase Shares pursuant to this Warrant Agreement.

                  (b) Reclassification of Shares. If the Company at any time shall, by combination, reclassification, exchange or subdivision of securities or otherwise, change any of the securities as to which purchase rights under this Warrant Agreement exist into the same or a different number of securities of any other class or classes, this Warrant Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant Agreement immediately prior to such combination, reclassification, exchange, subdivision or other change.

                  (c) Subdivision or Combination of Shares. If the Company at any time shall combine or subdivide its Shares of Common Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

                  (d) Stock Dividends. If the Company at any time shall pay a dividend payable in, or make any other distribution (except any distribution specifically provided for in the foregoing subsections (a) or (b)) of the Company's Common Stock, including, without limitation, any shares of Common Stock of the same series as the Shares subject to this Warrant Agreement, then the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of all shares of the Company's Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of all shares of the Company's Common Stock outstanding immediately after such dividend or distribution.

                  (e) Issuance of Shares at Other Than Exercise Price. If the Company should issue shares of its Common Stock, including, without limitation, any shares of Common Stock of the same series as the Shares subject to this warrant, at a price per share less than the Exercise Price in effect immediately prior to such issuance, then the Exercise Price shall be adjusted by dividing
(i) the sum of (A) the total number of shares of the Company's Common Stock outstanding immediately prior to such issuance multiplied by the then effective Exercise Price and (B) the value of the consideration received by the Company upon such issuance of such shares, by (ii) the total number of shares of the Company's Common Stock outstanding immediately after such issuance. For the purposes of this Section 8(e), the issuance of securities convertible into or exercisable for the Company's Common Stock shall be deemed the issuance of the number of shares of the Company's Common Stock into which such securities are convertible or for which such securities are exercisable, and the consideration received for such securities shall be deemed to include the minimum aggregate amount payable upon conversion or exercise of such securities. In the event the right to convert or exercise such securities expires unexercised, the Exercise Price of shares issuable upon the exercise hereof shall be readjusted accordingly. The sale or other disposition of any shares of Common Stock held in the treasury of the Company, or of any securities resulting from any reclassification of such shares or other securities which were effected while they were held in the treasury of the Company, shall be deemed an issuance thereof.

                  (f) Notice of Adjustments. In the event that: (i) the Company shall declare any dividend or distribution upon its stock, whether in cash, property, stock or other securities; (ii) the Company shall offer for subscription pro rata to the holders of any class of its capital stock any additional shares of stock of any class or other rights; (iii) there shall be any capital reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Company's assets; or (iv) there shall be any voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in connection with each such event, the Company shall send to the
Warrantholder:

                  (i) At least 20 days' prior written notice of the date on which the books of the

         Company shall close or a record shall be taken for such dividend, distribution, subscription rights (specifying the date on which the holders of Shares shall be entitled thereto) or for determining rights to vote in respect of such capital reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Company's assets, dissolution, liquidation or winding up (other than such a transaction constituting a Change of Control), and at least 45 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for determining the right to vote in respect of a Change of Control; and

                  (ii) In the case of any such capital reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Company's assets, dissolution, liquidation or winding up (other than such a transaction constituting a Change of Control), at least 20 days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Shares shall be entitled to exchange their Shares for securities or other property deliverable upon such capital reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Company's assets, dissolution, liquidation or winding up), and, in the case of any Change of Control, at least 45 days' prior written notice of the date when the Change of Control shall take place.

                  Each such written notice shall set forth, in reasonable detail, (i) the event requiring the adjustment, (ii) the amount of the adjustment, (iii) the method by which such adjustment was calculated, (iv) the Exercise Price, and (v) the number of shares subject to purchase hereunder after giving effect to such adjustment, and shall be given by first class mail, postage prepaid, addressed to the Warrantholder, at the address as shown on the books of the Company.

                  (g) No Overissue. The Company will not take any action which will result in any adjustment of the number of Shares issuable upon exercise of this Warrant Agreement if the total number of Shares issuable after such action upon exercise of the Warrant Agreement then outstanding, together with the total number of Shares then outstanding, would exceed the total number of Shares then authorized and not reserved for any purpose other than the purpose of issue upon exercise of the Warrant Agreement.

         9. REPRESENTATIONS AND COVENANTS OF THE WARRANTHOLDER. This Warrant Agreement has been entered into by the Company in reliance upon the following representations and covenants of the Warrantholder, which by its execution hereof the Warrantholder hereby confirms:

                  (a) Investment Purpose. The right to acquire Shares issuable upon exercise of the Warrantholder's rights contained herein will be acquired without a view to the sale or distribution of any part thereof, or engaging in any public distribution of the same except pursuant to a registration or exemption therefrom under applicable federal and state securities laws.

                  (b) Private Issue. The Warrantholder understands that (i) the Shares issuable upon exercise of the Warrantholder's rights contained herein are not registered under the Securities Act of 1933 (the "1933 Act") or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant Agreement will be exempt from the registration and qualifications requirements thereof, and (ii) the Company's reliance on such exemption is predicated on the representations set forth in this Section 9.

                  (c) Disposition of the Warrantholder's Rights. In no event will the Warrantholder make a disposition of any of its rights to acquire Shares issuable upon exercise of such rights unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Warrantholder) reasonably satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire Shares issuable on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner or transfer to an affiliate of Warrantholder including Warrantholder's parent or a majority owned subsidiary of Warrantholder's parent or Warrantholder who takes subject to the restrictions herein set forth, and shall terminate as to any particular Shares when (1) such security shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act, or (3) a letter shall have been issued to the Warrantholder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Warrantholder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Warrantholder or holder of Shares then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such Shares not bearing any restrictive legend.

         10. TRANSFERS.

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE IN-HOUSE COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933. IN ADDITION, THESE SECURITIES ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN THIS SECTION 10.

                  (a) Subject to the restrictions, terms and conditions contained in Section 9 of this Agreement and this Section 10, this Warrant Agreement and all rights hereunder are transferable in whole or in part by the Warrantholder and any successor transferee; provided, however, that in no event shall the number of transfers of the rights and interests in all of the Warrant Agreement exceed 3 transfers, excluding transfers to Warrantholder's parent or a majority owned subsidiary of Warrantholder's parent or Warrantholder who takes subject to the restrictions contained herein. The transfer shall be recorded on the books of the Company upon receipt by the Company of a notice of transfer in the form attached hereto as Exhibit II (the "Transfer Notice"), at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.

                  (b) Legends. The Warrantholder agrees that the Company may place or cause to be placed on this Warrant Agreement and the certificates representing the Shares, any appropriate legend or legends containing restrictions on transfer necessary under the 1933 Act and any other applicable state corporations or securities statutes and regulations, including, but not limited to, the legend appearing at the beginning of this Agreement.

         11. REGISTRATION RIGHTS. The Warrantholder shall have the right to register the

Shares issuable upon exercise of this Warrant (in the event the Warrant is exercised to purchase Common Stock), as set forth in Exhibit III hereto which provisions are incorporated herein and made a part hereof.

         12.      MISCELLANEOUS.

                  (a) Effective Date. The provisions of this Warrant Agreement shall be construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the date hereof. This Warrant Agreement shall be binding upon any successors or assigns of the Warrantholder and the Company.

                  (b) Attorneys' Fees. In any litigation, arbitration or court proceeding between the Company and the Warrantholder relating hereto, the prevailing party shall be entitled to reasonable attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant Agreement.

                  (c) Governing Law. This Warrant Agreement shall be governed by and construed for all purposes under and in accordance with the laws of the State of California.

                  (d) Counterparts. This Warrant Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (e) Titles and Subtitles. The titles of the Sections and subsections of this Warrant Agreement are for convenience and are not to be considered in construing this Agreement.

                  (f) Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon the expiration of 5 business days from deposit in the United States mail, by registered or certified mail, or upon facsimile transmission during normal business hours addressed

                           (i)      to the Warrantholder at




                                            and

                           (ii)     to the Company at

                                    Universal Automotive Industries, Inc.
                                    11859 South Central
                                    Alsip, Illinois 60803
                                    Attn:  Arvin Scott

                                    with a copy to

                                    Mitchell D. Goldsmith, Esq.
                                    Shefsky & Goldsmith, Ltd.
                                    444 N. Michigan Avenue
                                    Suite 2500
                                    Chicago, Illinois 60611
                                    Fax:  (312) 527-9285
or at such other address as any such party may subsequently designate by written notice to the other party.

                  (g) Specific Performance. The Company recognizes and agrees that the Warrantholder will not have an adequate remedy if the Company fails to comply with this Agreement and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by the Warrantholder or any other person entitled to the benefit of this Agreement requiring specific performance of any or all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

                  (h) Survival. The representations, warranties, covenants and conditions of the respective parties contained herein or made pursuant to this Warrant Agreement shall survive the execution and delivery of this Warrant Agreement.

                  (i) Severability. In the event any one or more of the provisions of this Warrant Agreement shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be Financing:

         IN WITNESS WHEREOF, the parties hereto have caused the Warrant Agreement to be executed by its officers thereunto duly authorized.

Dated: ________, 2002

                                             Company:

                                             UNIVERSAL AUTOMOTIVE
                                             INDUSTRIES, INC.

                                             By:
                                             Title:


                                             Warrantholder:


                                             By:
                                             Its:

                                    Exhibit I

                               NOTICE OF EXERCISE


To:


(1) The undersigned Warrantholder hereby elects to purchase _____ shares of Common Stock of Universal Automotive Industries, Inc. (the "Shares"), pursuant to the terms of the Warrant Agreement' dated the [ ] day of _______, 2002 (the "Warrant Agreement") between Universal Automotive Industries, Inc. and the Warrantholder.

(2) In exercising its rights to purchase the Shares, the undersigned hereby confirms and acknowledges the representations and warranties made in
         Section 9 of the Warrant Agreement.

(3) Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below.


                                          (Name)


                                          (Address)


                                          (Address)


                                          (Taxpayer Identification Number)

                                          Warrantholder:

                                          By:

                                          Title:

                                          Date:

                                            ACKNOWLEDGMENT OF EXERCISE

         The undersigned         , hereby acknowledges receipt of the "Notice of
Exercise" from _________________________, to purchase ____________ shares of the
Common Stock of _______________________, pursuant to the terms of the Warrant Agreement, and further acknowledges that no shares remain subject to purchase under the terms of the Warrant Agreement.

                              Company:  Universal Automotive Industries, Inc.

                              By:

                              Title:

                              Date:

                                   Exhibit II

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933. IN ADDITION, THE WARRANT IS SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 10 OF THE WARRANT AGREEMENT.

                                 TRANSFER NOTICE

         (To transfer or assign the foregoing Warrant Agreement execute this form and supply required information. Do not use this form to purchase shares.)

         FOR VALUE RECEIVED, the foregoing Warrant Agreement and all rights evidenced thereby are hereby transferred and assigned to


         (Please Print)

whose address is




                           Dated

                           Warrantholder's Signature

                           Warrantholder's Address

Signature Guaranteed:

NOTE: The signature to this Transfer Notice must correspond with the name as it appears on the face of the Warrant Agreement, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant Agreement.